UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2018

Red Violet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38407	82-2408531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-757-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 26, 2018 (the “Distribution Date”), Cogint, Inc. (“Cogint”) completed the previously announced spin-off (the “Spin-off”) of its risk management business from its digital marketing business by way of a distribution of all the shares of common stock (the “Distribution”) of Cogint’s wholly-owned subsidiary, Red Violet, Inc. (“Red Violet”), to Cogint’s stockholders of record as of March 19, 2018 (the “Record Date”) and certain warrant holders (the “Spin-off Participants”).

The Distribution occurred by way of a pro rata stock distribution to the Spin-off Participants, each of whom received one share of Red Violet’s common stock for every 7.5 shares of Cogint’s common stock held on the Record Date or to which they were entitled to under their warrant. Cogint distributed a total of 10,266,612 shares of Red Violet common stock to the Spin-off Participants. As a result of the Distribution, Red Violet is an independent public company and Red Violet’s common stock will begin regular-way trading on The NASDAQ Capital Market under the symbol “RDVT” on March 27, 2018.

In connection with the Distribution, Red Violet and Cogint, entered into an Assignment and Assumption Agreement, dated March 26, 2018, by and among Red Violet, Cogint and certain subsidiaries of Cogint (the “Assignment and Assumption Agreement”), pursuant to which, Red Violet assumed from Cogint (A) all SpinCo Assumed Liabilities identified on Schedule 1.2 to the Separation and Distribution Agreement (the “Separation Agreement”) and (B) all rights and obligations to the SpinCo Transferred Assets identified on Schedule 1.4 to the Separation Agreement. The Separation Agreement is included as Exhibit 2.1 to the Registration Statement (as defined below) and is incorporated in this report by reference.

The description of the Assignment and Assumption Agreement contained in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Assignment and Assumption Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

A Registration Statement on Form 10 relating to the Spin-off was filed by Red Violet with the Securities and Exchange Commission and was declared effective on March 15, 2018 (the “Registration Statement”). On March 20, 2018, a definitive information statement for Red Violet was mailed to the Spin-off Participants, and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On March 22, 2018, Red Violet filed a Certificate of Amendment (“Certificate of Amendment”) to Red Violet’s Amended and Restated Certificate of Incorporation and amended and restated its Bylaws (the “Amended and Restated Bylaws”). A summary of the material terms of the Certificate of Amendment and the Amended and Restated Bylaws can be found in the section titled “Description of Capital Stock” and “Liability and Indemnification of Directors and Officers” in the Information Statement filed as Exhibit 99.1 hereto, and incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment and the Amended and Restated Bylaws, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and each of which is incorporated herein by reference.

On March 22, 2018, the Board of Directors of Red Violet (the “Board”) authorized Red Violet to enter into an Indemnification Agreement (the “Indemnification Agreement”) with each of the directors and officers of Red Violet (the “Indemnitees”), the form of which is filed herewith as Exhibit 10.6 and is incorporated herein by reference. The Indemnification Agreement obligates Red Violet to indemnify the Indemnitees to the maximum extent permitted by Delaware law against all losses if the Indemnitee was or is or becomes a party to or participant in, or is threatened to be made a party to or participant in, any claim by reason of or arising in part out of the Indemnitee’s role as a director, officer, employee or agent of Red Violet or any subsidiary of Red Violet, or is or was serving at the request of Red Violet as a director, officer, employee, member, manager, trustee or agent of any other corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise or by reason of an action or inaction by Indemnitee in any such capacity. The Indemnitees are not entitled to indemnification if it is established that one of the exceptions to indemnification under Delaware law, as set forth in the Indemnification Agreement, exists.

In addition, the Indemnification Agreement requires Red Violet to advance reasonable expenses incurred by or on behalf of the Indemnitees within 30 days after any request by an Indemnitee. The Indemnification Agreement provides for procedures for the determination of entitlement to indemnification, including requiring such determination be made by disinterested directors or independent counsel after a change in control of Red Violet (as defined in the Indemnification Agreement).

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached as Exhibit 10.6 to this Report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Derek Dubner serves as Red Violet’s Chief Executive Officer (Principal Executive Officer). Also, on the Distribution Date, the Board appointed Mr. Dubner Vice Chairman of the Board. On the Distribution Date, Red Violet and Mr. Dubner entered into an Employment Agreement dated March 26, 2018 (the “Dubner Agreement”). The Dubner Agreement provides for a term of three years, an annual base salary of $331,748 with a bonus commensurate with his position, as the Board may determine from time to time, and Mr. Dubner is entitled to participate, commensurate with his position, in Red Violet’s incentive compensation plans.

James Reilly serves as Red Violet’s President. On the Distribution Date, Red Violet and Mr. Reilly entered into an Employment Agreement dated March 26, 2018 (the “Reilly Agreement”). The Reilly Agreement provides for a term of three years, an annual base salary of $270,748 with a bonus commensurate with his position, as the Board may determine from time to time, and Mr. Reilly is entitled, commensurate with his position, to participate in Red Violet’s incentive compensation plans.

Daniel MacLachlan serves as Red Violet’s Chief Financial Officer (Principal Financial Officer). On the Distribution Date, Red Violet and Mr. MacLachlan entered into an Employment Agreement dated March 26, 2018 (the “MacLachlan Agreement”). The MacLachlan Agreement provides for a term of three years, an annual base salary of $226,269 with a bonus commensurate with his position, as the Board may determine from time to time, and Mr. MacLachlan is entitled to participate, commensurate with his position, in Red Violet’s incentive compensation plans.

Jacky Wang, 39, was appointed as Red Violet’s Chief Accounting Officer (Principal Accounting Officer) on March 22, 2018. Mr. Wang previously served as Cogint’s Chief Accounting Officer from June 2015 through March 2018, and as Cogint’s Chief Financial Officer from August 2014 through June 2015. From December 2013 to July 2014, Mr. Wang served as the Vice President of Finance of Touchmedia, the leading in-taxi touchscreen media provider. Prior to Touchmedia, Mr. Wang served from February 2010 to June 2013 as Finance Director of AdChina Ltd., a leading integrated internet advertising provider in China. Mr. Wang began his career at Ernst & Young, where he worked at both Shanghai and Los Angeles offices from September 2001 to February 2010. Mr. Wang is a Certified Public Accountant in the State of California, a member of the Association of Chartered Certified Accountants, and a member of the Chinese Institution of Certified Public Accountants. Mr. Wang holds a B.A. in Business Administration from Shanghai International Studies University.

Mr. Wang was employed by Cogint pursuant to an Employment Agreement dated July 21, 2014 (the “Wang Agreement”). In connection with the Spin-off, the Wang Agreement was assigned to Red Violet. Mr. Wang’s annual salary has been increased from $150,000 to $180,000 plus share-based compensation, plus a bonus of $20,000 annually. In 2017, Mr. Wang was paid a bonus of $20,000 and received $117,650 in share-based compensation.

The above summaries of the Dubner Agreement, the Reilly Agreement, the MacLachlan Agreement and the Wang Agreement are qualified in their entirety by reference to the full text of each agreement, filed as Exhibits 10.2, 10.3, 10.4 and 10.7 to this Current Report on Form 8-K, and are incorporated herein by reference.

On March 22, 2018, the Board and Cogint, in its capacity as sole stockholder of Red Violet, approved the Red Violet, Inc. 2018 Stock Incentive Plan, (the “2018 Incentive Plan”), which became effective immediately prior to the Spin-off. The 2018 Incentive Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K. A summary of the material terms of the 2018 Incentive Plan can be found in the section titled “Executive Compensation Red Violet 2018 Stock Incentive Plan” in the Information Statement filed as Exhibit 99.1 hereto, and incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the 2018 Incentive Plan, which is filed herewith as Exhibits 10.5, and which is incorporated herein by reference.

On March 26, 2018, the Compensation Committee of the Board approved special one-time bonuses to Michael Brauser for $200,000, Mr. Dubner for $150,000, Mr. MacLachlan for $125,000, Mr. Reilly for $50,000, and Mr. Dell for $25,000, each in recognition of the respective individual’s contribution to a successful Spin-off transaction.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 above is incorporated into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Exhibit Description

2.1	Separation and Distribution Agreement by and between Cogint, Inc. and Red Violet, Inc., dated February 27, 2018, filed as Exhibit 2.1 to Red Violet’s Registration Statement on Form 10 filed with the SEC on February 28, 2018.

3.1	Amended and Restated Certificate of Incorporation of Red Violet, Inc.

3.2	Amended and Restated Bylaws of Red Violet, Inc.

10.1	Assignment and Assumption Agreement, dated March 26, 2018, by and between Red Violet and Cogint.

10.2	Employment Agreement, dated March 26, 2018, by and between Red Violet and Derek Dubner. †

10.3	Employment Agreement, dated March 26, 2018, by and between Red Violet and James Reilly. †

10.4	Employment Agreement, dated March 26, 2018, by and between Red Violet and Dan MacLachlan. †

10.5	Red Violet, Inc. 2018 Stock Incentive Plan. †

10.6	Form of Indemnification Agreement.

10.7	Employment Agreement, dated July 21, 2014, by and between Tiger Media, Inc. (aka Cogint, Inc.) and Jacky Wang, (incorporated by reference to Exhibit 10.26 to Cogint’s Annual Report on Form 10-K filed on March 18, 2016.) †

99.1	Information Statement of Red Violet, Inc., dated March 20, 2018.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

March 27, 2018	By:	/s/ Derek Dubner
	Name:	Derek Dubner
	Title:	Chief Executive Officer (Principal Executive Officer)

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